Exhibit 99.1

A Differentiated Model with

Sustainable Advantage

Investor Presentation

June 3, 2008

Nasdaq: GLRE

This presentation includes statements about future economic performance, finances, expectations, plans and prospects of Greenlight Capital Re, Ltd. (“the Company”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.

For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, the Quarterly Report on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.  All information as of March 31, 2008 unless otherwise noted.

Short formal presentations, followed by Q&A and a reception

Today’s Agenda

John Andre, Group V.P. A.M. Best – Industry Overview and Rating Process

Len Goldberg, CEO – Background and Vision

Bart Hedges, President and CUO  – Underwriting Philosophy and Examples

David Einhorn, Chairman – Investment Review/Preview

Tim Courtis, CFO – Capital and Risk Management

Q&A and Reception

Best’s Perspectives on Reinsurance and
Bermuda Segment

Capacity readily available in nearly all markets

High cedant retentions, capital market solutions and
government actions reduce demand

New entrants and incumbent diversification change
competitive landscape

Bermudan reinsurers expand scope through U.S. E&S
markets and Lloyd’s Syndicates

Review of Reinsurance and Bermuda
Segment - continued

Enterprise Risk Management fully embraced

Improved modeling tools enable reinsurers to garner
appropriate rates relative to exposures

Capital management-extensive share repurchase and
increased dividend pay-outs

Subprime impact modest with some exceptions

Review of Reinsurance and Bermuda
Segment - continued

Harder to generate adequate risk-adjusted returns
relative to capital at risk

Moderate M&A Activity-no blockbusters

Capital market solutions broadly accepted

Preview of Reinsurance and Bermuda
Segment - continued

Anticipating another profitable 2008

Pressure on margins intensifies

Wild-card is catastrophes

Double-digit rate decreases at Jan 1 renewals

Capital  & risk management even more critical

Acquisitions likely as growth is hard to come by

Financial Trends-Bermuda Insurance
and Reinsurance

2005

(1)

2006

2007

2008P

Net Premiums Written Growth %

5.4

3.2

0.8

3.0

Loss & LAE Ratio

92.8

55.7

54.9

65.0

Underwriting Expense Ratio

26.5

28.3

28.0

28.0

Combined Ratio

119.3

84.1

82.9

93.0

  Less: Loss Reserve Development

(1.0)

(2.2)

(5.2)

(2.5)

AY Combined Ratio (Normalized)

120.3

86.3

88.2

95.5

Change in Equity %

5.6

40.7

14.4

3.8

Return on Equity %

(7.0)

17.2

15.9

12.4

(1) Excludes Class of 2005    Source: A.M. Best

Best’s Rating Perspective – Bringing it
all Together

Capital strength is the foundation

Sustained, stable operating profitability ensures
future strength

Well-diversified, strong business profile ensures
stability

Depth, experience and stability of management
influences profile

Why Greenlight Re?

Differentiated, symmetric approach

Low leverage model with significant upside potential

A- rating from A.M. Best with ability to invest 100%
in equities

Proven underwriting and investment capabilities

Uniquely positioned for current market conditions

             = Sustainable Advantage

"Our job is to be the best gorillas we can be.
Let marketing worry about attendance."

Leo Cullum for Barron's

GREENLIGHT RE

Managing Our Business

We are a Cayman Islands specialty property and casualty reinsurer with a differentiated reinsurance and investment strategy

Greenlight Re Vision

Capitalize on inefficiencies in the traditional approach to
reinsurance

Generate superior underwriting economics

Derive superior returns from both sides of the balance sheet

Maintain a highly skilled and focused team

Align long-term management and shareholder interests

Focus on long-term growth in book value per share

Greenlight Re Model

Focus on downside on a deal-
by-deal basis

Fewer, bigger deals that are
important to our clients and us

Focus on deal economics

Bottom-up approach to
underwriting portfolio

Portfolio is sum total of good
opportunities

Small team of highly skilled
generalists

Capital preservation on
investment-by-investment basis

Concentrate on best
investment ideas

Focus on business economics

Bottom-up approach to
investment selection

Portfolio is sum total of good
opportunities

Small team of highly skilled
generalists

Liability

Asset

DELIVER SUPERIOR LONG-TERM GROWTH IN BOOK VALUE

A fundamentally different, symmetric approach to the reinsurance business

1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

GREENLIGHT RE

Cyclical Opportunities

Source:  National Association of Insurance Commissioners (NAIC) Annual Statement Database.

Casualty Excess Reinsurance

80.0%

100.0%

120.0%

Combined
   Ratio

140.0%

160.0%

180.0%

200.0%

Current Estimate

Initial Estimate

Underwriting Philosophy

Lead underwriter for majority of transactions

Generalists with flexibility to look at a wide range of
opportunities

Rigorous modeling combined with practical underwriting
experience

Each contract stands on its own

Incorporate risk-aversion into pricing

Focus on transaction economics rather than on earnings or
premium growth

Cradle-to-grave underwriting and administration process

Select contracts which offer superior economic returns

Concentrate on underserved/dislocated markets with unique
needs

Focus on strategic relationships rather than price driven or commodity buyers

Frequency business orientation; severity business more
opportunistic

Generalist team approach with client access to decision
makers

Service both global and Cayman markets

Underwriting Opportunities

THESE PREMIUMS MAY SEEM HIGH, BUT IN YOUR LINE OF WORK THERE'S INCREASED PROBABILITY OF BEING CRUSHED BY A HOUSE... NOT TO MENTION YOUR FAMILY HISTORY OF BEING WATER-SOLUABLE...
MARK PARISI
offthemark.com
ATLANTIC FEATURE ©1996 MARK PARISI

GREENLIGHT RE

Our Underwriters

Specialist underwriter requires rated reinsurer for program

$20 million in annual premium, maximum loss of $1 million on any one event (frequency business)

Client wants to share risk with us

Client values underwriting results and is willing to give up float

Solution:

We reinsure 100% of the business and then share underwriting results with a Cayman captive owned by the specialist
underwriter

We keep the float (we share economic risk, not cash flows)
which also acts as collateral

Underwriting Strategy:  An Attractive Deal

Company requires $100 million protection against severity losses

The level of protection required has never been breached, and models show it is a 1-in-100 year event

Client shares little/no risk once our cover is breached

Company offers $5 million of premium

Result:

The market accepts this deal and 10 different reinsurers
participate, but not Greenlight Re

Significant model uncertainty, enormous downside risk, non-
lead position, commoditized

Underwriting Strategy:  Taking a Pass

Investment Approach

Portfolio managed exclusively by DME Advisors, an affiliate of
Greenlight Capital

Value-oriented strategy

Primarily long/short publicly-traded equity and corporate debt securities

Lower volatility than equity indices

Limited leverage

Investment program matched to Greenlight Re’s goals

Maximize total risk-adjusted return with focus on capital
preservation

Direct claim on assets

14.6% annualized return (net of fees) from August 2004 through
May 2008

Investment Portfolio Summary

Data since IPO (13 months May 2007 - May 2008):

Performance

Average

GLRE

S&P 500

(gross)

Exposure

Annualized Return

12.9%

-3.4%

Long

-0.9%

90%

Annualized Std. Dev

8.5%

11.5%

Short

18.0%

-53%

Current Top 5 Long Positions

Current Position Concentration

Ameriprise Financial, Inc

Long

Short

Arkema

Top 5

36%

22%

Criteria Caixa Corp

Top 10

55%

31%

Microsoft Corporation

Target Corp

Exposure

97%

-52%

MADAME
ROSA
FORTUNE TELLER
ARE YOU
DOOMED?
COME IN AND
FIND OUT
P.C.VEY

GREENLIGHT
RE

Current Investment Environment

Current Investment Environment

Credit crisis still playing out

Defensively positioned

Long unlevered companies at low absolute valuations
with strong market positions and/or internal restructuring
opportunities

Short credit sensitive financials and companies at high
multiples of earnings estimates that assume a second-
half recovery

Don’t be a hero

Compensation Framework

Align management and shareholders

Compensate for true increase in economic value, not for
premium growth, GAAP accounting, irrational
exuberance or “fully deploying capital”

Cash Bonus Program:

Track economics of every contract individually

No bonus when underwriting ROE less than Risk Free return

Target Bonus when ROE = target ROE

Uncapped upside when ROE in excess of target

First bonus payment after three years with continuous roll-forward

So far, so good

Risk and Capital Management

2007 premium to capital ratio of 0.2, anticipated to
increase as portfolio develops

Low leverage play:

No corporate debt

Low premium-to-capital and reserve-to-capital ratios

Frequency business orientation

CEO and CFO review reserves by account every quarter

Proposal to amend Company’s Articles of Association to
allow flexibility for share repurchases

Jul-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08

GREENLIGHT RE

($10)

$15

$40

Millions

$65

$90

$115

$140

Quarter ended

Cumulative net UW profit

Cumulative net UW profit plus risk free inv. income

Cumulative Actual net income

Contributions to Retained Earnings

NA
NA

221.0

     99.0%

Book Value Growth

$ in millions

    Notes:

    1. The Composite Ratio is the ratio of underwriting losses incurred and acquisition costs, excluding internal expenses, to premiums earned.

    2. The Combined Ratio is the sum of the loss ratio, acquisition cost ratio and the internal expense ratio.

    3. 2004 and 2005 have been adjusted for principal outstanding on a promissory note which was fully repaid in 2006.

$ per share

NA

NA

248.0

     98.6%

       75.5

    109.6

  312.2

  105.9%

   Composite Ratio1

   Combined Ratio2

   Capital and Surplus3

   Invested Assets/Capital

     80.0

     92.2

605.6

110.0%

14.6% CAGR in fully diluted book value per share since inception

     80.2

     96.4

600.1

111.7%

$(4.8)

$35.3

$57.0

$26.3

$6.8

$10.40

$11.63

$14.27

$16.57

$16.40

(20.0)

0.0

20.0

Net Income

40.0

60.0

80.0

100.0

2004

2005

2006

2007

1Q 2008

$0.00

$4.00

$8.00

BVPS

$12.00

$16.00

$20.00

Net Income

Basic Adjusted Book Value per Share

Jul-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08

GREENLIGHT RE

Net Invested Assets

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

$550

$600

$650

$700

Millions

Quarter ended

Capital

Capital + Retained Earnings

Capital + Retained Earnings + Float

Current ROE Sensitivity

Assumptions:

Earned Premium = 20% of capital

Invested Assets = 120% of capital

Combined Ratio (%)

80.0

90.0

100.0

110.0

120.0

5.0

10

8

6

4

2

10.0

16

14

12

10

8

15.0

22

20

18

16

14

20.0

28

26

24

22

20

Investment
Return
(%)

25.0

34

32

30

28

26

Combined Ratio (%)

80.0

90.0

100.0

110.0

120.0

5.0

24

16

9

1

(6)

10.0

33

25

18

10

3

15.0

41

34

26

19

11

20.0

50

43

35

28

20

Investment
Return
(%)

25.0

59

51

44

36

29

29

Hypothetical ROE Sensitivity

Assumptions:

Earned Premium = 75% of capital

Invested Assets = 175% of capital

Why Greenlight Re?

Differentiated, symmetric approach

Low leverage model with significant upside potential

A- rating from A.M. Best with ability to invest 100% in
equities

Proven underwriting and investment capabilities

Uniquely positioned for current market conditions

= Sustainable Advantage

Q&A

###

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our annual report on Form 10-K filed with the Securities Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Greenlight Capital Re, Ltd.

Greenlight Re (www.greenlightre.ky) is a specialty property and casualty reinsurance company based in the Cayman Islands. The Company provides a variety of custom-tailored reinsurance solutions to the insurance, risk retention group, captive and financial marketplaces. Established in 2004, Greenlight Re selectively offers customized reinsurance solutions in markets where capacity and alternatives are limited. With a focus on deriving superior returns from both sides of the balance sheet, Greenlight Re’s assets are managed according to a value-oriented equity-focused strategy that complements the Company’s business goal of long-term growth in book value per share.

Contact:

Alex Stanton

Stanton Crenshaw Communications

(212) 780-1900

alex@stantoncrenshaw.com